MUNIHOLDINGS
                                                              CALIFORNIA
                                                              INSURED FUND, INC.

                               [GRAPHIC OMITTED]
                                                     STRATEGIC
                                                              Performance


                                                              Annual Report
                                                              August 31, 1998

MuniHoldings California Insured Fund, Inc.

The Benefits and Risks of Leveraging

MuniHoldings California Insured Fund, Inc. has the ability to leverage to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, interest rates on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

                     MuniHoldings California Insured Fund, Inc., August 31, 1998

DEAR SHAREHOLDER

Since inception (September 19, 1997) through August 31, 1998, the Common Stock of MuniHoldings California Insured Fund, Inc. earned $0.825 per share income dividends, which included earned and unpaid dividends of $0.074. This represents a net annualized yield of 5.47%, based on a month-end per share net asset value of $15.88. Over the same period, the total investment return on the Fund's Common Stock was +11.16%, based on a change in per share net asset value from $15.00 to $15.88, and assuming reinvestment of $0.752 per share income dividends.

For the six months ended August 31, 1998, total investment return on the Fund's Common Stock was +4.85%, based on a change in per share net asset value from $15.57 to $15.88, and assuming reinvestment of $0.425 per share income dividends.

For the six months ended August 31, 1998, the Fund's Preferred Stock had an average yield of 3.45% for Series A and 3.44% for Series B.

The Municipal Market Environment

Long-term tax-exempt bond yields declined slightly during the six months ended August 31, 1998. Throughout most of this year, foreign economic factors have continued to outweigh US domestic fundamentals. Thus far this year, the near absence of inflationary pressures in the United States continued to support low interest rates. Consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board would be forced eventually to raise short-term interest rates. This action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. However, the weakening financial conditions in many Asian countries, combined with the currency devaluation in Russia, calmed investor concerns of Federal Reserve Board intervention, and fixed-income bond prices again moved higher. As measured by the Bond Buyer Revenue Bond Index, long-term uninsured municipal bond yields fell approximately 10 basis points (0.10%) to end the six-month period at 5.26%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Additionally, the sharp US equity market correction at the end of August triggered an additional flight into US Treasury securities. Long-term US Treasury bond yields declined approximately 70 basis points to end the six-month period at 5.21%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. To a large extent these supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first eight months of 1998, almost $150 billion in new tax-exempt bonds were underwritten, an increase of about 40% compared to the same period a year ago. During the most recent three months, municipalities issued almost $75 billion in new securities, an increase of nearly 25% compared to the same three-month period in 1997.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower municipal bond yields to generate the economic savings necessary for additional tax-exempt bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion-$225 billion range. These estimates suggest that recent supply pressures, which have lessened recently, are likely to abate further later in the year.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries might have lowered US economic growth in the first half of 1998 by as much as 2%. Since further trade deterioration is likely in the coming months, we do not believe the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates in general are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At August 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%-88%. Tax-exempt bond yield ratios have rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax codes that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.

Portfolio Strategy

Since the Fund's inception, our primary strategy has been to seek to offer a high level of tax-exempt income to the Fund's Common Stock shareholders. We accomplished this by maintaining a fully invested position in long-term insured California securities, which was a good strategy given this year's trend toward lower interest rates. During the six-month period ended August 31, 1998, a combination of several positive technical and economic factors contributed to an environment where the fixed-income markets, particularly the tax-exempt market, reached historically low levels of nominal interest rates.

Our strategy over the past six months has been to remain fully invested, taking advantage of the leveraging of the Fund's Common Stock and using any dips in market price to maintain our aggressive portfolio structure. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) The challenge over the past six months has been identifying what periods constituted market retracements in an effort to concentrate the Fund's buying power during these events, whether through the rather ample 1997-1998 new-issue calendar or the secondary marketplace.

At current interest rate levels, with long-term municipal bond yields nearing 5%, we may begin to sell some of the Fund's more aggressively structured securities. Proceeds of these sales would be concentrated in cash reserves or used to purchase less interest rate-sensitive, income-oriented holdings. Although the fundamental economic backdrop for the marketplace is still quite supportive, we would expect the municipal market to participate only marginally in any further fixed-income price gains.

In Conclusion

We appreciate your ongoing interest in MuniHoldings California Insured Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Walter C. O'Connor

Walter C. O'Connor
Vice President and Portfolio Manager

September 28, 1998


                                     2 & 3

                     MuniHoldings California Insured Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                          S&P    Moody's   Face                                                                             Value
STATE                   Ratings Ratings   Amount    Issue                                                                 (Note 1a)
====================================================================================================================================
California--91.6%        AAA     Aaa    $ 3,345    ABC California Unified School District, UT, Series A, 5.625%
                                                   due 8/01/2020 (b)                                                      $ 3,568
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,220    California Community College, Financing Authority, Lease
                                                   Revenue Bonds (West Valley--Mission Community College),
                                                   5.50% due 5/01/2017 (c)                                                  1,295
                         -----------------------------------------------------------------------------------------------------------
                                                   California HFA, Home Mortgage Revenue Bonds, AMT:
                         AAA     Aaa      4,125       Series E, 6.10% due 8/01/2029 (e)                                     4,399
                         AAA     Aaa      1,000       Series I, 5.75% due 2/01/2029 (c)                                     1,044
                         AAA     Aaa      4,600       Series M, 5.60% due 8/01/2029 (c)                                     4,741
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,355    California HFA, S/F Mortgage Revenue Bonds, AMT, Series C-2,
                                                   Class II, 5.625% due 8/01/2020 (c)                                       6,583
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     10,000    California Health Facilities Financing Authority Revenue
                                                   Bonds, RITR, Series 17, 6.87% due 8/15/2030 (c)(d)                      10,723
                         -----------------------------------------------------------------------------------------------------------
                                                   California Health Facilities Financing Authority, Revenue
                                                   Refunding Bonds (Children's Hospital) (c):
                         AAA     Aaa      2,500       5.375% due 7/01/2016                                                  2,600
                         AAA     Aaa      4,500       5.375% due 7/01/2020                                                  4,651
                         -----------------------------------------------------------------------------------------------------------
                                                   California State Public Works Board, Lease Revenue Bonds (e):
                         AAA     Aaa      2,000       (Department of Corrections--Corcoran II), Series A, 5.50%
                                                      due 1/01/2017                                                         2,110
                         AAA     Aaa      2,625       Refunding (California Community Collateral), Series B,
                                                      5.625% due 3/01/2019                                                  2,782
                         AAA     Aaa      3,000       Refunding (University of California Project), Series A,
                                                      5.40% due 12/01/2016                                                  3,160
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      9,620    California State Veterans, AMT, Series BH, 5.50% due
                                                      12/01/2024 (b)                                                        9,862
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,035    California Statewide Communities Development Authority, COP,
                                                   Refunding (San Diego State University Foundation), 5.30% due
                                                   3/01/2017 (e)                                                            2,106
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,690    Contra Costa County, California, COP, Refunding (Merrithew
                                                   Memorial Hospital Project), 5.50% due 11/01/2022 (c)                     3,888
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,000    El Dorado County, California, Public Agency Financing
                                                   Authority, Revenue Refunding Bonds, 5.50% due 2/15/2021 (f)              7,342
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,305    Glendale, California, Unified School District, Series A,
                                                   5.375% due 9/01/2022 (f)                                                 1,357
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      6,200    Los Angeles, California, Department of Water and Power, RITR
                                                   (Electric Plant), Series 1B, 6.92% due 11/15/2031 (d)(f)                 6,556
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,275    Los Angeles, California, M/F Mortgage Revenue Refunding
                                                   Bonds (Housing), Senior Series G, 5.65% due 1/01/2014 (b)                4,446
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,000    Los Angeles, California, Unified School District, COP
                                                   (Multiple Properties Project), Series A, 5.50% due
                                                   10/01/2016 (b)                                                           3,178
                         -----------------------------------------------------------------------------------------------------------
                                                   Los Angeles County, California, Metropolitan Transportation
                                                   Authority, Sales Tax Revenue Refunding Bonds, Property A, First
                                                   Tier, Senior Series A (c):
                         AAA     Aaa      4,000       5.25% due 7/01/2013                                                   4,200
                         AAA     Aaa     10,000       5.25% due 7/01/2027                                                  10,215
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,750    Metropolitan Water District, Southern California, Waterworks
                                                   Revenue Bonds, Series A, 5.50% due 7/01/2025 (c)                         1,831
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      2,000    Montebello, California, Community Redevelopment Agency, Tax
                                                   Allocation Housing, Series A, 5.45% due 9/01/2019 (b)                    2,091
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     16,000    Norco, California, Redevelopment Agency, Tax Allocation,
                                                   Refunding (Norco Redevelopment Project Area No. 1), 5.75%
                                                   due 3/01/2026 (c)                                                       17,193
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      3,600    Northern California, Transmission Revenue Bonds, RITR,
                                                   Series 16, 6.62% due 5/01/2020 (c)(d)                                    3,717
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      1,300    Oakland, California, GO, UT, Series C, Measure K, 5.80% due
                                                   12/15/2018 (c)                                                           1,408
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,750    Palm Desert, California, Financing Authority, Tax Allocation
                                                   Revenue Refunding Bonds (Project Area No. 1), 5.45% due
                                                   4/01/2018 (c)                                                            6,049
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      5,000    Pittsburg, California, Public Financing Authority, Water
                                                   Revenue Bonds, 5.50% due 6/01/2027 (c)                                   5,269
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,500    Pittsburg, California, Redevelopment Agency, Tax Allocation
                                                   (Los Medanos Project Area), Series B, 5.70% due 8/01/2032 (b)            8,239
                         -----------------------------------------------------------------------------------------------------------
                                                   Port Oakland, California, Port Revenue Bonds (c):
                         AAA     Aaa      2,000       AMT, Series G, 5.375% due 11/01/2025                                  2,053
                         AAA     Aaa      7,000       Series J, 5.50% due 11/01/2026                                        7,388
                         -----------------------------------------------------------------------------------------------------------
                                                   San Francisco, California, City and County Airports
                                                   Commission, International Airport Revenue Bonds, AMT,
                                                   Second Series:
                         AAA     Aaa      2,000       Issue 10-A, 5.70% due 5/01/2026 (c)                                   2,116
                         AAA     Aaa      6,000       Issue 12-A, 5.80% due 5/01/2021 (f)                                   6,360
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      8,500    San Francisco, California, City and County Redevelopment
                                                   Financing Authority, Tax Allocation Revenue Refunding
                                                   Bonds, 5.11%* due 8/01/2024 (c)                                          2,324
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa     10,000    San Francisco, California, State Building Authority, Lease
                                                   Revenue Bonds (San Francisco Civic Center Complex), Series
                                                   A, 5.25% due 12/01/2021 (e)                                             10,222
                         -----------------------------------------------------------------------------------------------------------
                         AAA     VMIG1+     100    Southern California Public Power Authority, Power Project
                                                   Revenue Refunding Bonds (Sub-Palo Verde Project), VRDN,
                                                   Series C, 2.25% due 7/01/2017 (a)(e)                                       100
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      7,750    Southern California Public Power Authority, Revenue
                                                   Refunding Bonds (Transmission Project), Crossover, 5.75%
                                                   due 7/01/2021 (c)                                                        8,187
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,000    University of California, Hospital Revenue Bonds (University
                                                   of California Davis Medical Center), 5.75% due 7/01/2024 (e)             4,281
                         -----------------------------------------------------------------------------------------------------------
                         AAA     Aaa      4,500    University of California, Multi-Purpose Projects Revenue
                                                   Bonds, Series F, 5% due 9/01/2015 (f)                                    4,557
                         -----------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniHoldings California Insured Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
GO      General Obligation Bonds
HFA     Housing Finance Agency
M/F     Multi-Family
RITR    Residual Interest Trust Receipts
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes


                                     4 & 5

                     MuniHoldings California Insured Fund, Inc., August 31, 1998

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                          S&P    Moody's   Face                                                                             Value
STATE                   Ratings Ratings   Amount    Issue                                                                 (Note 1a)
====================================================================================================================================
Puerto Rico--7.3%         A       Baa1   $ 8,000   Puerto Rico Commonwealth, Highway and Transportation
                                                   Authority, Highway Revenue Bonds, Series Y, 5.50% due
                                                   7/01/2026                                                              $  8,313
                         -----------------------------------------------------------------------------------------------------------
                          A       Baa1     7,000   Puerto Rico Commonwealth, Refunding Bonds (Public
                                                   Improvement), 5.375% due 7/01/2025                                        7,165
====================================================================================================================================
                         Total Investments (Cost--$201,940)--98.9%                                                         209,669

                         Other Assets Less Liabilities--1.1%                                                                 2,313
                                                                                                                          --------
                         Net Assets--100.0%                                                                               $211,982
                                                                                                                          ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1998.
(b)  FSA Insured.
(c)  MBIA Insured.
(d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at August 31, 1998.
(e)  AMBAC Insured.
(f)  FGIC Insured.
  * Represents a zero coupon bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
  +  Highest short-term ratings by Moody's Investors Service, Inc.

     Ratings of issues shown have not been audited by Deloitte & Touche LLP.

     See Notes to Financial Statements.

Quality Profile

The quality ratings of securities in the Fund as of August 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
S&P Rating/Moody's Rating                                            Net Assets
--------------------------------------------------------------------------------
AAA/Aaa ...........................................................    91.6%
A/A ...............................................................     7.3
--------------------------------------------------------------------------------

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                           As of August 31, 1998
==================================================================================================================================
Assets:                    Investments, at value (identified cost--$201,939,849) (Note 1a) ....                       $209,668,623
                           Cash ...............................................................                             79,702
                           Interest receivable ................................................                          2,626,617
                           Prepaid expenses and other assets ..................................                              4,912
                                                                                                                      ------------
                           Total assets .......................................................                        212,379,854
                                                                                                                      ------------
==================================================================================================================================
Liabilities:               Payables:
                              Offering costs (Note 1e) ........................................    $     98,192
                              Dividends to shareholders (Note 1f) .............................          93,503
                              Investment adviser (Note 2) .....................................          78,928            270,623
                           Accrued expenses and other liabilities .............................    ------------            127,668
                                                                                                                      ------------
                           Total liabilities ..................................................                            398,291
                                                                                                                      ------------
==================================================================================================================================
Net Assets:                Net assets .........................................................                       $211,981,563
                                                                                                                      ============
==================================================================================================================================
Capital:                   Capital Stock (200,000,000 shares authorized)
                           (Note 4):
                              Preferred Stock, par value $.10 per share (3,200 shares
                              of AMPS* issued and outstanding at $25,000 per share
                              liquidation preference) .........................................                       $ 80,000,000
                              Common Stock, par value $.10 per share
                              (8,308,595 shares issued and outstanding) .......................    $    830,860
                           Paid-in capital in excess of par ...................................     122,721,345
                           Undistributed investment income--net ...............................         621,090
                           Undistributed realized capital gains on
                           investments--net ...................................................          79,494
                           Unrealized appreciation on investments--net ........................       7,728,774
                                                                                                   ------------
                           Total--Equivalent to $15.88 net asset value per
                           share of Common Stock (market price--$15.4375) .....................                        131,981,563
                                                                                                                      ------------
                           Total capital ......................................................                       $211,981,563
                                                                                                                      ============
==================================================================================================================================

     * Auction Market Preferred Stock.

     See Notes to Financial Statements.



                                     6 & 7

                     MuniHoldings California Insured Fund, Inc., August 31, 1998

STATEMENT OF OPERATIONS

                           For the Period September 19, 1997+ to August 31, 1998
==================================================================================================================================
Investment                 Interest and amortization of premium and discount earned ...........                       $ 10,136,612
Income (Note 1d):
==================================================================================================================================
Expenses:                  Investment advisory fees (Note 2) ..................................     $  1,062,163
                           Commission fees (Note 4) ...........................................          177,584
                           Professional fees ..................................................           46,315
                           Transfer agent fees ................................................           26,103
                           Accounting services (Note 2) .......................................           23,669
                           Directors' fees and expenses .......................................           22,990
                           Listing fees .......................................................           20,611
                           Custodian fees .....................................................           15,084
                           Organization expenses ..............................................           15,000
                           Pricing fees .......................................................            6,675
                           Printing and shareholder reports ...................................            5,401
                           Other ..............................................................           17,680
                                                                                                    ------------
                           Total expenses before reimbursement ................................        1,439,275
                           Reimbursement of expenses (Note 2) .................................         (524,045)
                           Total expenses after reimbursement .................................     ------------           915,230
                                                                                                                      ------------
                           Investment income--net .............................................                          9,221,382
                                                                                                                      ------------
==================================================================================================================================
Realized &                 Realized gain on investments--net ..................................                             79,495
Unrealized Gain on         Unrealized appreciation on investments--net ........................                          7,728,774
Investments -- Net                                                                                                    ------------
(Notes 1b, 1d & 3):        Net Increase in Net Assets Resulting from Operations ...............                       $ 17,029,651
                                                                                                                      ============
==================================================================================================================================

     + Commencement of operations.

     See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                                                                                   For the Period
                                                                                                                  Sept. 19, 1997+
                      Increase (Decrease) in Net Assets:                                                         to Aug. 31, 1998
=================================================================================================================================
Operations:           Investment income--net ....................................................................   $   9,221,382
                      Realized gain on investments--net .........................................................          79,494
                      Unrealized appreciation on investments--net ...............................................       7,728,774
                                                                                                                    -------------
                      Net increase in net assets resulting from operations ......................................      17,029,650
                                                                                                                    -------------
=================================================================================================================================
Dividends to          Investment income--net:
Shareholders             Common Stock ...........................................................................      (6,240,612)
(Note 1f):               Preferred Stock ........................................................................      (2,359,680)
                                                                                                                    -------------
                      Net decrease in net assets resulting from dividends to shareholders .......................      (8,600,292)
                                                                                                                    -------------
=================================================================================================================================
Capital Stock         Proceeds from issuance of Common Stock ....................................................     124,200,000
Transactions          Proceeds from issuance of Preferred Stock .................................................      80,000,000
(Notes 1e & 4):       Value of shares issued to Common Stock shareholders in
                      reinvestment of dividends .................................................................         337,005
                      Offering costs resulting from the issuance of Common Stock ................................        (304,402)
                      Offering and underwriting costs resulting from the issuance
                      of Preferred Stock ........................................................................        (780,403)

                                                                                                                    -------------
                      Net increase in net assets derived from capital stock transactions ........................     203,452,200
                                                                                                                    -------------
=================================================================================================================================
Net Assets:           Total increase in net assets ..............................................................     211,881,558
                      Beginning of period .......................................................................         100,005
                                                                                                                    -------------
                      End of period* ............................................................................   $ 211,981,563
                                                                                                                    =============
=================================================================================================================================
                      *  Undistributed investment income--net ...................................................   $     621,090
                                                                                                                    =============
=================================================================================================================================

     + Commencement of operations

     See Notes to Financial Statements


                                      8 & 9

                     MuniHoldings California Insured Fund, Inc., August 31, 1998

FINANCIAL HIGHLIGHTS

            The following per share data and ratios have been derived from information provided in the financial statements

                                                                                       For the Period
                                                                                       Sept. 19, 1997+
                      Increase (Decrease) in Net Asset Value:                         to Aug. 31, 1998
=======================================================================================================
Per Share             Net asset value, beginning of period ............................   $       15.00
Operating                                                                                 -------------
Performance:          Investment income--net ..........................................            1.10
                      Realized and unrealized gain on investments--net ................             .96
                                                                                          -------------
                      Total from investment operations ................................            2.06
                                                                                          -------------
                      Less dividends to Common Stock shareholders:
                         Investment income--net .......................................            (.75)
                                                                                          -------------
                      Capital charge resulting from issuance of Common Stock ..........            (.05)
                                                                                          -------------
                      Effect of Preferred Stock activity:++
                         Dividends to Preferred Stock shareholders:
                          Investment income--net ......................................            (.28)
                         Capital charge resulting from issuance of Preferred Stock ....            (.10)
                                                                                          -------------
                      Total effect of Preferred Stock activity ........................            (.38)
                                                                                          -------------
                      Net asset value, end of period ..................................   $       15.88
                                                                                          =============
                      Market price per share, end of period ...........................   $     15.4375
                                                                                          =============
=======================================================================================================
Total Investment      Based on market price per share .................................            8.06%++
Return:**                                                                                 =============
                      Based on net asset value per share ..............................           11.16%++
                                                                                          =============
=======================================================================================================
Ratios to Average     Expenses, net of reimbursement ..................................             .47%*
Net Assets:***                                                                            =============
                      Expenses ........................................................             .75%*
                                                                                          =============
                      Investment income--net ..........................................            4.77%*
                                                                                          =============
=======================================================================================================
Supplemental          Net assets, net of Preferred Stock, end of period (in
Data:                 thousands) ......................................................   $     131,982
                                                                                          =============
                      Preferred Stock outstanding, end of period (in thousands) .......   $      80,000
                                                                                          =============
                      Portfolio turnover ..............................................           71.37%
                                                                                          =============
=======================================================================================================
Leverage:             Asset coverage per $1,000 .......................................   $       2,650
                                                                                          =============
=======================================================================================================
Dividends Per         Series A--Investment income--net ................................   $         735
Share on Preferred                                                                        =============
Stock Outstanding:    Series B--Investment income--net ................................   $         739
                                                                                          =============
=======================================================================================================

   *  Annualized.
  ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
 ***  Do not reflect the effect of dividends to Preferred Stock shareholders.
   +  Commencement of operations.
  ++  The Fund's Preferred Stock was issued on October 7, 1997.
++++  Aggregate total investment return.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniHoldings California Insured Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. Prior to commencement of operations on September 19, 1997, the Fund had no operations other than those relating to organizational matters and the sale of 6,667 shares of Common Stock on September 16, 1997 to Fund Asset Management, L.P. ("FAM") for $100,005. The Fund will determine and make available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CLH. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security


                                    10 & 11

                     MuniHoldings California Insured Fund, Inc., August 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Offering expenses--Direct expenses relating to the public offering of the Fund's Common and Preferred Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.55% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the period September 19, 1997 to August 31, 1998, FAM earned fees of $1,062,163, of which $524,045 was voluntarily waived.

During the period September 19, 1997 to August 31, 1998, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), an affiliate of FAM, received underwriting fees of $600,000 in connection with the issuance of the Fund's Preferred Stock.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period September 19, 1997 to August 31, 1998 were $329,429,833 and $127,838,864, respectively.

Net realized gains (losses) for the period September 19, 1997 to August 31, 1998 and net unrealized gains as of August 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                      Realized        Unrealized
                                                   Gains (Losses)       Gains
--------------------------------------------------------------------------------
Long-term investments ...................          $  306,410         $7,728,774
Short-term investments ..................               5,810                 --
Financial futures contracts .............            (232,725)                --
                                                   ----------         ----------
Total ...................................          $   79,495         $7,728,774
                                                   ==========         ==========
--------------------------------------------------------------------------------

As of August 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $7,706,799, all of which related to appreciated securities. The aggregate cost of investments at August 31, 1998 for Federal income tax purposes was $201,961,824.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the period September 19, 1997 to August 31, 1998, increased by 8,280,000 from shares sold and by 21,928 as a result of dividend reinvestment. Prior to September 19, 1997 (commencement of operations), the Fund issued 6,667 shares to FAM for $100,005.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at August 31, 1998 were as follows: Series A, 2.21% and Series B, 2.50%.

In connection with the offering of AMPS, the Board of Directors reclassified 3,200 shares of unissued capital stock as AMPS. Shares issued and outstanding during the period September 19, 1997 to August 31, 1998 increased by 3,200 as a result of the AMPS offering.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the period September 19, 1997 to August 31, 1998, MLPF&S, an affiliate of FAM, earned $173,556 as commissions.

5. Subsequent Event:

On September 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.073549 per share, payable on September 29, 1998 to shareholders of record as of September 22, 1998.


                                    12 & 13

                     MuniHoldings California Insured Fund, Inc., August 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
MuniHoldings California Insured Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniHoldings California Insured Fund, Inc. as of August 31, 1998, the related statements of operations and changes in net assets, and the financial highlights for the period September 19, 1997 (commencement of operations) to August 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of MuniHoldings California Insured Fund, Inc. as of August 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the period September 19, 1997 to August 31, 1998 in conformity with generally accepted accounting principles.

Deloitte & Touche llp
Princeton, New Jersey
October 6, 1998

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by MuniHoldings California Insured Fund, Inc. during its taxable period ended August 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Robert A. DiMella, Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:

IBJ Schroder Bank & Trust Company
One State Street
New York, NY 10004

NYSE Symbol
CLH


                                    14 & 15

This report, including the financial information herein, is transmitted to the shareholders of MuniHoldings California Insured Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniHoldings California
Insured Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #HOLDCA--8/98

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